UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2015
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Alimera Sciences, Inc. (the "Company”) has filed this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 filed on March 13, 2015 (the “2014 Form 10-K”) and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 filed on May 11, 2015 (the "Q1 2015 Form 10-Q") to reflect changes in the Company's reporting segments which took effect during the second quarter of 2015.
Prior to the second quarter of 2015, the Company's Chief Executive Officer, who is the Company's chief operating decision maker ("CODM"), managed the Company's operations as one reportable business segment. As previously reported in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed August 10, 2015 (the "Q2 2015 10-Q"), during the second quarter of 2015, the CODM began managing the Company's operations as two operating business segments: U.S. and International, based on the CODM's change in the way he monitors performance, aligns strategies, and allocates resources, resulting in a change in the Company's reportable segments. The consolidated financial statements and related footnotes, including prior year financial information, which are included as exhibits to this Current Report on Form 8-K, are presented to reflect the new reportable segments. In addition to these changes, the Company reclassified certain medical affairs support expenses from sales and marketing expenses to research, development and medical affairs expenses to conform to the presentation included in the Q2 2015 10-Q.
Attached hereto as Exhibit 99.1 are the consolidated financial statements and revised notes to the consolidated financial statements, as well as the Report of Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2014 Form 10-K, other than the dual date to reflect the revision and reissuance.
The following notes have been revised and updated from their previous presentation to reflect the Company's two reporting segments:
Note 2 - Significant accounting policies
Note 18 - Segment information
Similarly, the Results of Operations section from Management's Discussion and Analysis of Financial Condition and Results of Operations (Item 7) from the 2014 Form 10-K has been revised and updated from its previous presentation to reflect the Company's two reporting segments. This revised presentation is attached hereto as Exhibit 99.2.
The change in segments had no impact on the Company's historical consolidated financial position, results of operations or cash flows, as reflected in the revised consolidated financial statements and related footnotes contained in Exhibit 99.1 attached hereto. The revised consolidated financial statements and related footnotes do not represent a restatement of previously issued consolidated financial statements.
Attached hereto as Exhibit 99.3 are the following portions of the Q1 2015 Form 10-Q that have been revised to reflect the realignment of the Company’s segments: Financial Statements (Unaudited) (Item 1) and the Results of Operations section from Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 2). The segment-specific information in this exhibit is consistent with the presentation of segments in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed with the SEC on August 10, 2015.
In order to preserve the nature and character of the disclosures set forth in the 2014 Form 10-K and 2015 Q1 Form 10-Q, the items included in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K have been updated solely for matters relating specifically to the segment realignment and related classifications as described above. No attempt has been made in this Current Report on Form 8-K to reflect events or occurrences after the date of the filing of the 2014 Form 10-K or Q1 2015 Form 10-Q and it should not be read to modify or update other disclosures as presented in the 2014 Form 10-K or Q1 2015 Form 10-Q. Therefore, this Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K and Q1 2015 Form 10-Q and the Company’s filings made with the SEC subsequent to the filing of such reports, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. References in the attached exhibits to the 2014 Form 10-K or Q1 2015 Form 10-Q or parts thereof refer to the 2014 Form 10-K or the Q1 2015 Form 10-Q, as originally filed, except to the extent portions of such 2014 Form 10-K and Q1 2015 Form 10-Q have been revised in this Current Report on Form 8-K, in which case, they refer to the applicable revised portion in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised solely to reflect the change in segment reporting.
99.2
Revised Item 7: Results of Operations section from Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised to reflect the change in segment reporting; and Item 9A: Controls and Procedures.

99.3
Financial Statements and Results of Operations section from Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, revised to reflect the change in segment reporting.

101.INS+	XBRL Instance Document.
101.SCH+	XBRL Taxonomy Extension Schema Document.
101.CAL+	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF+	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB+	XBRL Taxonomy Extension Label Link Document.
101.PRE+	XBRL Taxonomy Extension Presentation Linkbase Document.
+
Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: September 18, 2015	By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised to reflect the change in segment reporting.
99.2
Revised Item 7: Results of Operations section from Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, revised to reflect the change in segment reporting; and Item 9A: Controls and Procedures.

99.3
Financial Statements and Results of Operations section from Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, revised to reflect the change in segment reporting.

101.INS+	XBRL Instance Document.
101.SCH+	XBRL Taxonomy Extension Schema Document.
101.CAL+	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF+	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB+	XBRL Taxonomy Extension Label Link Document.
101.PRE+	XBRL Taxonomy Extension Presentation Linkbase Document.